© PPL Corporation 2014
4th Quarter Earnings Call
PPL Corporation

February 6, 2014
Exhibit 99.2

© PPL Corporation 2014

Cautionary Statements and Factors
That May Affect Future Results
Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private Securities
Litigation Reform Act of 1995. Actual results may differ materially from such forward-looking statements. A discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the Company’s SEC
filings.

© PPL Corporation 2014

2013 Earnings Results, Operational Overview
and 2014 Earnings Forecast
Segment Results and Financial Overview
Q&A
W. H. Spence
P. A. Farr
Agenda

© PPL Corporation 2014

Earnings Results

© PPL Corporation 2014

Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
2014 Earnings Forecast
Segment	2013A (Ongoing)	2014E Midpoint
Kentucky Regulated	$0.48	$0.43
U.K. Regulated	1.32	1.32
PA Regulated	0.31	0.38
Supply	0.39	0.07
Corporate and Other	(0.05)	(0.05)
Total	$2.45	$2.15
$2.45
$2.25
$2.25
$2.05

© PPL Corporation 2014

• Improved ROEs at regulated operations
• Implemented DSIC mechanism for PPL Electric Utilities
• All four WPD companies selected for Fast-Track
 consideration
• Executing on construction programs
2013 Regulated Operational Overview

© PPL Corporation 2014

Note: Total includes Residential, Commercial and Industrial customer classes as well as “Other”, which is not depicted on the charts above.
Regulated Volume Variances

© PPL Corporation 2014

• Agreement to sell Montana hydro assets
 – Subject to regulatory approvals
 – Sale is not expected to close before the second half of 2014
• Improved Susquehanna operations
 – Continue to work with vendor to resolve turbine blade cracking issues
• Contained O&M and capital costs
2013 Supply Operational Overview

© PPL Corporation 2014

• Northeast Pocono Reliability Project approved by PA
 PUC in January
• WPD business plan approval (Fast-Track) expected end
 of February
• LG&E and KU rate cases
• Further investment opportunities at regulated
 operations
• Continue to manage Supply challenges
2014 Objectives/Highlights

© PPL Corporation 2014

Q4 2013
Q4 2012
Change
Kentucky Regulated
 $0.12
 $0.08
 $0.04
U.K. Regulated
 0.30
 0.29
 0.01
Pennsylvania Regulated
 0.07
 0.05
 0.02
Supply
 0.13
 0.07
 0.06
Corporate and Other
 (0.02)

 (0.02)
 Total
 $0.60
 $0.49
 $0.11
Ongoing Earnings Overview
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
2013
2012
Change
Kentucky Regulated
 $0.48
 $0.33
 $0.15
U.K. Regulated
 1.32
 1.19
 0.13
Pennsylvania Regulated
 0.31
 0.22
 0.09
Supply
 0.39
 0.68
 (0.29)
Corporate and Other
 (0.05)

 (0.05)
 Total
 $2.45
 $2.42
 $0.03

© PPL Corporation 2014

	Year-to-Date
2012 EPS - Ongoing Earnings		$0.33
Gross margins	0.23
Depreciation	(0.04)
Dilution	(0.04)
Total		0.15
2013 EPS - Ongoing Earnings		$0.48
Kentucky Regulated Segment
Earnings Drivers
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.

© PPL Corporation 2014

	Year-to-Date
2012 EPS - Ongoing Earnings		$1.19
Utility revenue	0.31
O&M	(0.05)
Depreciation	(0.03)
Income taxes and other	0.04
Dilution	(0.14)
Total		0.13
2013 EPS - Ongoing Earnings		$1.32
U.K. Regulated Segment
Earnings Drivers
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.

© PPL Corporation 2014

	Year-to-Date
2012 EPS - Ongoing Earnings		$0.22
Gross delivery margins	0.12
O&M	0.02
Depreciation	(0.02)
Income taxes and other	0.01
Dilution	(0.04)
Total		0.09
2013 EPS - Ongoing Earnings		$0.31
Pennsylvania Regulated Segment
Earnings Drivers
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.

© PPL Corporation 2014

	Year-to-Date
2012 EPS - Ongoing Earnings		$0.68
East energy margins	(0.11)
West energy margins	(0.09)
O&M	0.04
Depreciation	(0.03)
Income taxes and other	(0.05)
Dilution	(0.05)
Total		(0.29)
2013 EPS - Ongoing Earnings		$0.39
Supply Segment Earnings Drivers
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.

© PPL Corporation 2014

2013A to 2014E Earnings Walk
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
(1) Earnings from ongoing operations.
(1)
Revenue: $0.07
O&M: $0.05
Depr.: ($0.05)
Financing: ($0.04)
Taxes: ($0.05)
Other: $0.02
Margins: $0.09
Other: ($0.02)
Margins: $0.05
O&M: ($0.05)
Depr.: ($0.01)
Financing: ($0.01)
Other: ($0.03)
Margins: ($0.37)
Depr.: ($0.02)
Financing: $0.04
Taxes: $0.05
Other: ($0.02)

© PPL Corporation 2014

Free Cash Flow before
Dividends
(Millions of Dollars)
Reconciliation of Cash from
Operations to Free Cash Flow
before Dividends
(Millions of dollars)
Free Cash Flow before Dividends
Note: Free Cash Flow forecast updated on an annual basis.
(1) 2014E reflects anticipated proceeds from pending sale of Montana hydro facilities, which is not expected to close before the second half of 2014.
(1)
Free Cash Flow before Dividends $2,000 Free Cash Flow before Dividends (Millions of Dollars) Reconciliation of Cash from Operations to Free Cash Flow before Dividends (Millions of dollars) ($1,000) ($500) $0 $500 $1,000 $1,500 ($412) $144 Cash from Operations Increase ( Decrease) in cash due to: Capital Expenditures Sale of Assets Other Investing Activities - Net Free Cash Flow before Dividends (1) 2012A 2013A 2,764 $ 2,857 $ (3,176) (4,307) (412) $ $ (1,450) 2014E 3,161 $ (4,032) 895 120 144$ ($2,000) ($1,500) 2012A ($1,450) 2013A 2014E Note: Free Cash Flow forecast updated on an annual basis. (1) 2014E reflects anticipated proceeds from pending sale of Montana hydro facilities, which is not expected to close before the second half of 2014. © PPL Corporation 2014 16

© PPL Corporation 2014

($ in billions)
Note: Corporate and Other capital expenditures average approximately $60 million per year.
(1) Figures based on assumed exchange rate of $1.58 / GBP.
(2) Expect between 80% and 90% to receive timely returns via ECR mechanism based on historical experience and future projections.
(1)
(2)
$4.04
$3.76
$3.78
$3.68
Operating Segment Capital Expenditures
Significant and stable investment opportunities in regulated utilities
$3.59

© PPL Corporation 2014

($ in billions)
(1) Represents capitalization for LKE, as LG&E and KU rate constructs are based on capitalization. Represents Regulatory Asset Value (RAV) for WPD.
(2) Figures based on assumed exchange rate of $1.58 / GBP and the RIIO-ED1 business plan as filed on July 1, 2013.
$20.9
$22.7
$24.4
$26.3
(2)
5-Year Regulatory Asset Base(1) CAGR: 6.7%
$27.6
Projected Regulated Rate Base Growth
$29.0

© PPL Corporation 2014

A predominantly rate-regulated business mix provides strong support for current dividend and a platform for future growth
(1) Based on mid-point of forecast. Annualized dividend based on 2/6/2014 announced increase. Actual dividends to be determined by Board of Directors.
(2) From only regulated segments.
(3) See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
$/Share
Annualized
(2)
(1)
Dividend Profile
(3)
1.4%
Dividend
Increase

© PPL Corporation 2014

Appendix

© PPL Corporation 2014

✓
U.K. Electricity Distribution Price Control
Review Schedule
RIIO-ED1 Timetable
Provisional Timing	Milestone
September 2012	Publication of Strategy Consultation
March 2013	Strategy decision published
July 2013	DNOs submit and publish business plans
November 2013	Initial assessment and fast-track Draft Determination published
February 2014	Fast-track Final Determination published
March 2014	Non-fast-track DNOs resubmit & publish business plans
August 2014	Non-fast-track Draft Determination published
November 2014	Non-fast-track Final Determination published
December 2014	Statutory Consultation on license modifications
April 1, 2015	New price control period commences
Source: Ofgem, September 2013
Completed
✓
✓
✓
✓

© PPL Corporation 2014

Enhancing Value Through Active Hedging
Capacity revenues are expected to be $560 and $505 million for 2014 and 2015 respectively.
Note: As of December 31, 2013
 Includes PPL Montana's hydroelectric facilities through the 3rd quarter of 2014. On September 26, 2013, PPL Montana, LLC reached an agreement to sell all 11 of its hydroelectric power plants. The sale is subject to regulatory approvals and currently is not expected to close before the second half of 2014.
(1)  Represents expected sales of Supply segment based on current business plan assumptions.
(2)  The 2015 ranges of average energy prices for existing hedges were estimated by determining the impact on the existing collars resulting from 2015 power prices at the 5th and 95th percentile confidence levels.

© PPL Corporation 2014

Competitive Generation Overview
Note: As of December 31, 2013
(1) Includes owned and contracted generation.
(2) Other includes PPAs, renewables and NUGS.
(2)
51.9
Total 2013 generation output(1) increased by 6% due to improved nuclear and coal performance
54.8

© PPL Corporation 2014

(1)	24-hour average.
(2)	NYMEX and TETCO M3 forward gas prices on 12/31/2013.
(3)	Market Heat Rate = PJM on-peak power price divided by TETCO M3 gas price.
Market Prices
 Market Prices ELECT RIC ATC(1) NYMEX GAS(2) M id-Columbia On-Pe ak Off-Peak ATC(1) PJM On-Pe ak Off-Peak ( Per M WD) EQA HEAT RATE(3) TETCO M3 PJM MARKET CAPACITY PRICES 2014 $45 $32 $38 $41 $30 $36 $4.19 $3.95 11.4 $173.85 88% 2015 $ 43 $ 31 $ 36 $ 38 $ 28 $ 34 $ 4.14 $ 3.71 11.5 $154.56 90% (1) 24-hour average. (2) NYMEX and TETCO M3 forward gas prices on 12/31/2013. (3) Market Heat Rate = PJM on-peak power price divided by TETCO M3 gas price. © PPL Corporation 2014 24

© PPL Corporation 2014

Note: As of December 31, 2013
(1) Excludes $978 million of junior subordinated notes due 2019 that are a component of PPL’s 2011 Equity Units and may be put back to PPL
 Capital Funding if the remarketing in 2014 is not successful.
(2) Bonds defeased in substance in 2008 by depositing sufficient funds with the trustee.
(3) Includes $300 million of REset Put Securities due 2035 that are required to be put by the holders in October 2015 either for (a) purchase and remarketing by a remarketing dealer or (b) repurchase by PPL Energy Supply.
Debt Maturities
 Debt Maturities 2014 2015 2016 2017 2018 $0 (1) PPL Capital Funding $0 $0 $0 $250 LG& E and KU Energy ( Holding Co LKE) 0 400 0 0 0 Louisville Gas & Electric 0 250 0 0 0 Kentucky Utilities 0 250 0 0 0 10 (2) PPL Electric Utilities 100 0 0 0 PPL Energy Supply 304 304 (3) 354 4 403 WPD 0 0 460 100 0 Total $314 $1,304 $814 $104 $653 Note: As of December 31, 2013 (1) Excludes $978 million of junior subordinated notes due 2019 that are a component of PPL’s 2011 Equity Units and may be put back to PPL Capital Funding if the remarketing in 2014 is not successful. (2) Bonds defeased in substance in 2008 by depositing sufficient funds with the trustee. (3) Includes $300 million of REset Put Securities due 2035 that are required to be put by the holders in October 2015 either for (a) purchase and remarketing by a remarketing dealer or (b) repurchase by PPL Energy Supply. © PPL Corporation 2014 25

© PPL Corporation 2014

Liquidity Profile
Note: As of December 31, 2013
• Credit facilities consist of a diverse bank group, with no bank and its affiliates providing an aggregate commitment of more than 8% of the total committed capacity for the domestic facilities and 13% of the total committed capacity for WPD’s facilities.
 Liquidity Profile Letters of Credit Outstanding & Total Commercial Unused Expiration Capacity Paper Backup Drawn Capacity Institution Facility Date (Millions) (Millions) (Millions) (Millions) PPL Capital Funding Syndicated Credit Facility Nov- 2018 $300 $0 $ 270 $ 30 PPL Energy Supply Syndicated Credit Facility Nov- 2017 $ 3,000 $29 $ 0 $ 2,971 Letter of Credit Facility Mar- 2014 150 138 0 12 Uncommitted Credit Facilities 175 77 0 98 $ 3,325 $ 244 $0 $3,081 PPL Electric Utilities Syndicated Credit Facility Oct- 2017 $300 $21 $ 0 $ 279 LG&E and KU Energy ( LKE) Syndicated Credit Facility Oct- 2018 $ 75 $ 0 $ 75 $0 Louisville Gas & Electric Syndicated Credit Facility Nov- 2017 $500 $20 $ 0 $ 480 Kentucky Utilities Syndicated Credit Facility Nov- 2017 $400 $ 150 $0 $250 Letter of Credit Facility May - 2016 198 198 0 0 $598 $ 348 $0 $250 WPD PPL W W Syndicated Credit Facility Dec- 2016 £ 210 £ 0 £ 103 £ 107 WPD (South West) Syndicated Credit Facility Jan-2017 245 0 0 245 WPD (East Midlands ) Syndicated Credit Facility Apr-2016 300 0 0 300 W PD (West Midlands) Syndicated Credit Facility Apr- 2016 300 0 0 300 Uncommitted Credit Facilities 84 5 0 79 £ 1,139 £5 £ 103 £1,031 Note: As of December 31, 2013 • Credit facilities consist of a diverse bank group, with no bank and its affiliates providing an aggregate commitment of more than 8% of the total committed capacity for the domestic facilities and 13% of the total committed capacity for WPD’s facilities. © PPL Corporation 2014 26

© PPL Corporation 2014

Reconciliation of Fourth Quarter Earnings from
Ongoing Operations to Reported Earnings (Loss)
 Reconciliation of Fourth Quarter Earnings from Ongoing Operations to Reported Earnings (Loss) (After- T ax) (Unaudited) 4th Quarter 2013 (millions of dollars) Kentucky U. K. Pennsylvania Corporate Regulated Regulated Regulated Supply and Other Total Earnings from Ongoing Operations $ 79 $ 192 $ 49 $ 88 $ (14) $ 394 Special Items: Adjusted energy-related economic activity, net (30) (30) Foreign currency-related economic hedges (21) (21) Corette asset impairment (39) (39) W PD Midlands acquisition-related adjustments: Other acquisition- related adjustments 10 10 Other: LKE discontinued operations 1 1 Loss on Colstrip lease termination to facilitate the sale of Montana hydro assets (413) (413) Total Special Items 1 (11) (482) (492) Reported Earnings ( Loss) $ 80 $ 181 $ 49 $ (394) $ (14) $ (98) (per share - diluted) Kentucky U.K. Pennsylvania Corporate Regulated Regulated Regulated Supply and Other Total Earnings from Ongoing Operations ( a) $ 0.12 $ 0.30 $ 0.07 $ 0.13 $ (0.02) $ 0.60 Special Items: Adjusted energy-related economic activity, net (0.04) (0.04) Foreign currency-related economic hedges (0.03) (0.03) Corette asset impairment (0.06) (0.06) WPD Midlands acquisition-related adjustments: Other acquisition- related adjustments 0.01 0.01 Other: Loss on Colstrip lease termination to facilitate the sale of Montana hydro assets (0.62) (0.62) Effect of anti-dilutive, incremental shares (b) (0.02) (0.02) Total Special Items (0.02) (0.74) (0.76) Reported Earnings ( Loss) ( b) $ 0.12 $ 0.28 $ 0.07 $ (0.61) $ (0.02) $ (0.16) (a) The " If-Converted Method" was applied to PPL's Equity Units beginning in the first quarter of 2013, resulting in $ 7 million of interest charges ( after-tax) being added back to earnings for the three months ended December 31, 2013, and approximately 33 million shares of PPL Common Stock being treated as outstanding. Both adjustments are only for purposes of calculating diluted earnings per share. (b) As a result of reported losses during the period, primarily due to the Colstrip lease termination, diluted earnings per share f or the PPL Corp total exclude incremental shares as they were anti-dilutive. The impact from the difference in shares is included in the Supply segment. © PPL Corporation 2014 27

© PPL Corporation 2014

Reconciliation of Year-to-date Earnings from
Ongoing Operations to Reported Earnings
 Reconciliation of Year- to- date Earnings from Ongoing Operations to Reported Earnings Reconciliation of Year- to- date Earnings from Ongoing Operations to Reported Earnings (After- T ax) (Unaudited) Year-to- Date December 31, 2013 (millions of dollars) Kentucky U. K. Pennsylvania Corporate Regulated Regulated Regulated Supply and Other Total Earnings from Ongoing Operations $ 304 $ 855 $ 209 $ 259 $ (36) $ 1,591 Special Items: Adjusted energy-related economic activity, net (77) (77) Foreign currency-related economic hedges (29) (29) Corette asset impairment (39) (39) W PD Midlands acquisition- related adjustments: Separation benefits (4) (4) Other acquisition-related adjustments 8 8 Other: LKE discontinued operations 2 2 EEI adjustments 1 1 Change in tax accounting method related to repairs (3) (3) Counterparty bankruptcy 1 1 Windfall tax litigation 43 43 Change in WPD line loss accrual (35) (35) Change in U. K. tax rate 84 84 Loss on Colstrip lease termination to facilitate the sale of Montana hydro assets (413) (413) Total Special Items 3 67 (531) (461) Reported Earnings $ 307 $ 922 $ 209 $ (272) $ (36) $ 1,130 ( per share - diluted) ( a) Kentucky U. K. Pennsylvania Corporate Regulated Regulated Regulated Supply and Other Total Earnings from Ongoing Operations $ 0.48 $ 1.32 $ 0.31 $ 0.39 $ (0.05) $ 2.45 Special Items: Adjusted energy-related economic activity, net (0.11) (0.11) Foreign currency-related economic hedges (0.03) (0.03) Corette asset impairment (0.06) (0.06) WPD Midlands acquisition- related adjustments: Separation benefits (0.01) (0.01) Other acquisition-related adjustments 0.01 0.01 Other: Change in tax accounting method related to repairs (0.01) (0.01) Windfall tax litigation 0.06 0.06 Change in WPD line loss accrual (0.05) (0.05) Change in U. K. tax rate 0.13 0.13 Loss on Colstrip lease termination to facilitate the sale of Montana hydro assets (0.62) (0.62) Total Special Items 0.11 (0.80) (0.69) Reported Earnings $ 0.48 $ 1.43 $ 0.31 $ (0.41) $ (0.05) $ 1.76 (a) The "If-Converted Method" was applied to PPL's Equity Units beginning in the first quarter of 2013, resulting in $44 million of interest charges (after-tax) being added back to earnings for the twelve months ended December 31, 2013, and approximately 53 million shares of PPL Common Stock being treated as outstanding. Both adjustments are only for purposes of calculating diluted earnings per share. © PPL Corporation 2014 28

© PPL Corporation 2014

Reconciliation of Fourth Quarter Earnings from
Ongoing Operations to Reported Earnings
 Reconciliation of Fourth Quarter Earnings from Ongoing Operations to Reported Earnings (After- T ax) (Unaudited) 4th Quarter 2012 (millions of dollars) Kentucky U. K. Pennsylvania Regulated Regulated Regulated Supply Total Earnings from Ongoing Operations Special Items: $ 44 $ 172 $ 37 $ 39 $ 292 Adjusted energy-related economic activity, net 15 15 Foreign currency-related economic hedges (5) (5) Impairments: Other asset impairments (15) (1) (16) Acquisition-related adjustments: WPD Midlands Separation benefits (2) (2) Other: Change in U. K. tax rate 1 1 Change in WPD line loss accrual 74 74 Total Special Items (15) 68 14 67 Reported Earnings $ 29 $ 240 $ 37 $ 53 $ 359 (per share - diluted) Kentucky U. K. Pennsylvania Regulated Regulated Regulated Supply Total Earnings from Ongoing Operations Special Items: $ 0.08 $ 0.29 $ 0.05 $ 0.07 $ 0.49 Adjusted energy-related economic activity, net 0.02 0.02 Foreign currency-related economic hedges (0.01) (0.01) Impairments: Other asset impairments (0.03) (0.03) Other: Change in WPD line loss accrual 0.13 0.13 Total Special Items (0.03) 0.12 0.02 0.11 Reported Earnings $ 0.05 $ 0.41 $ 0.05 $ 0.09 $ 0.60 © PPL Corporation 2014 29

© PPL Corporation 2014

Reconciliation of Year-to-date Earnings from
Ongoing Operations to Reported Earnings
 Reconciliation of Year-to-date Earnings from Ongoing Operations to Reported Earnings Reconciliation of Year-to-date Earnings from Ongoing Operations to Reported Earnings (After-Tax) (Unaudited) Year-to-Date December 31, 2012 (millions of dollars) Kentucky U. K. Pennsylvania Regulated Regulated Regulated Supply Total Earnings from Ongoing Operations $193 $696 $132 $396 $1,417 Special Items: Adjusted energy-related economic activity, net 38 38 Foreign currency-related economic hedges (33) (33) Impairments: Adjustments - nuclear decommissioning trust investments 2 2 Other asset impairments (15) (1) (16) Acquisition- related adjustments: WPD Midlands Separation benefits (11) (11) Other acquisition- related adjustments 2 2 LKE Net operating loss carryforward and other tax-related adjustments 4 4 Other: LKE discontinued operations (5) (5) Change in U. K. tax rate 75 75 Counterparty bankruptcy (6) (6) Wholesale supply cost reimbursement 1 1 Ash basin leak remediation adjustment 1 1 Coal contract modification payments (17) (17) Change in WPD line loss accrual 74 74 Total Special Items (16) 107 18 109 Reported Earnings $177 $803 $132 $ 414 $ 1,526 ( per share - diluted) Kentucky U. K. Pennsylvania Regulated Regulated Regulated Supply Total Earnings from Ongoing Operations $ 0.33 $ 1.19 $ 0.22 $ 0.68 $ 2.42 Special Items: Adjusted energy-related economic activity, net 0.07 0.07 Foreign currency-related economic hedges (0.06) (0.06) Impairments: Other asset impairments (0.03) (0.03) Acquisition- related adjustments: WPD Midlands Separation benefits (0.02) (0.02) LKE Net operating loss carryforward and other tax-related adjustments 0.01 0.01 Other: LKE discontinued operations (0.01) (0.01) Change in U. K. tax rate 0.13 0.13 Counterparty bankruptcy (0.01) (0.01) Coal contract modification payments (0.03) (0.03) Change in WPD line loss accrual 0.13 0.13 Total Special Items (0.03) 0.18 0.03 0.18 Reported Earnings $ 0.30 $ 1.37 $ 0.22 $ 0.71 $ 2.60 © PPL Corporation 2014 30

© PPL Corporation 2014

Reconciliation of PPL’s Earnings from
Ongoing Operations to Reported Earnings
 Reconciliation of PPL’s Earnings from Ongoing Operations to Reported Earnings (After- Tax) (Unaudited) Forecast (per share - diluted) Actual High 2014 Low 2014 2013 2012 2011 Corette Renewable energy credits Other asset impairments WPD Midlands Special Items: Earnings from Ongoing Operations Adjusted energy-related economic activity, net Foreign currency-related economic hedges Impairments: Acquisition-related adjustments: $ 2.25 $ 2.05 $ 2.45 (0.11) (0.03) (0.06) $ 2.42 0.07(0.06) (0.03) $ 2.73 0.12 0.01 (0.01) 2011 Bridge Facility costs Foreign currency loss on 2011 Bridge Facility Net hedge gains Hedge ineffectiveness U.K. stamp duty tax Separation benefits Other acquisition-related adjustments LKE (0.01) 0.01 (0.02) (0.05) (0.07) 0.07 (0.02) (0.04) (0.13) (0.10) Net operating loss carryforward and other tax-related adjustments Other: 0.01 Montana hydroelectric litigation LKE discontinued operations Change in tax accounting method related to repairs Litigation settlement - spent nuclear fuel storage Windfall tax litigation Counterparty bankruptcy Wholesale supply cost reimbursement Coal contract modification payments Change in WPD line loss accrual Change in U.K. tax rate Loss on Colstrip lease termination to facilitate the sale of Montana hydro assets Reported Earnings Total Special Items $ 2.25 $ 2.05 (0.01) 0.06 (0.05) 0.13 (0.62) (0.69) $ 1.76 (0.01) (0.01) (0.03) 0.13 0.130.18 $ 2.60 0.08 0.06 (0.07) (0.01) 0.01 0.12 (0.03) $ 2.70 © PPL Corporation 2014 31

© PPL Corporation 2014

Reconciliation of PPL’s Earnings from
Ongoing Operations to Reported Earnings
 Reconciliation of PPL’s Earnings from Ongoing Operations to Reported Earnings (After-Tax) (Unaudited) Year-to- Date December 31, 2011 (per share - diluted) Kentucky U. K. Pennsylvania Regulated Regulated ( a) Regulated Supply Total Earnings from Ongoing Operations Special Items: $ 0.40 $ 0.87 $ 0.31 $ 1.15 $ 2.73 Adjusted energy-related economic activity, net 0.12 0.12 Foreign currency-related economic hedges 0.01 0.01 Impairments: Renewable energy credits (0.01) (0.01) Acquisition- related adjustments: WPD Midlands 2011 Bridge Facility costs (0.05) (0.05) Foreign currency loss on 2011 Bridge Facility (0.07) (0.07) Net hedge gains 0.07 0.07 Hedge ineffectiveness (0.02) (0.02) U. K. stamp duty tax (0.04) (0.04) Separation benefits (0.13) (0.13) Other acquisition-related adjustments Other: (0.10) (0.10) Montana hydroelectric litigation 0.08 0.08 Litigation settlement- spent nuclear fuel storage 0.06 0.06 Change in U.K. tax rate 0.12 0.12 Windfall tax litigation (0.07) (0.07) Counterparty bankruptcy (0.01) (0.01) Wholesale supply cost reimbursement Total Special Items (0.28) 0.01 0.25 0.01 (0.03) Reported Earnings $ 0.40 $ 0.59 $ 0.31 $ 1.40 $ 2.70 (a) WPD Midlands' results are consolidated on a one- month lag, and include eight months of results in 2011, as the date of acquisition was April 1, 2011. © PPL Corporation 2014 32

© PPL Corporation 2014

Reconciliation of PPL’s Earnings from
Ongoing Operations to Reported Earnings
 Reconciliation of PPL’s Earnings from Ongoing Operations to Reported Earnings (After- T ax) (Unaudited) ( per share - diluted) Year-to- Date December 31, 2010 Kentucky U. K. Pennsylvania Regulated Regulated Regulated Supply Other (a) Total Earnings from Ongoing Operations Special Items: $ 0.06 $ 0.53 $ 0.27 $ 2.27 $ 3.13 Adjusted energy-related economic activity, net Sales of assets: (0.27) (0.27) Maine hydroelectric generation business Impairments: 0.03 0.03 Emission allowances (0.02) (0.02) Acquisition-related adjustments: LKE Monetization of certain full-requirement sales contracts (0.29) (0.29) Sale of certain non- core generation facilities (0.14) (0.14) Discontinued cash flow hedges and ineffectiveness (0.06) (0.06) Reduction of credit facility (0.01) (0.01) 2010 Bridge Facility costs $ (0.12) (0.12) Other acquisition-related adjustments Other: (0.05) (0.05) Montana hydroelectric litigation (0.08) (0.08) Change in U. K. tax rate 0.04 0.04 Windfall tax litigation 0.03 0.03 Health care reform - tax impact Total Special Items 0.07 (0.02) (0.86) (0.17) (0.02) (0.96) Reported Earnings $ 0.06 $ 0.60 $ 0.27 $ 1.41 $ (0.17) $ 2.17 (a) Includes certain costs incurred prior to the November 1, 2010 acquisition of LKE. © PPL Corporation 2014 33

© PPL Corporation 2014

Gross Margins Summary
 Gross Margins Summary ( Millions of Dollar s ) 2013 2012 Change Twelve Months Ended December 31, Dilute d ( after - tax) Per Share KY Gross Mar gins $ 1,760 $ 1,540 $ 220 $ 0.23PA Gross De liver y Mar gins Distribution Trans mission Total $ $ 803251 1,054 $ 730210 $ 940 $ 73 41 $ 114 $ 0.08 0.04 $ 0.12 Eastern U. S. Western U.S. Total Unregulated Gross Energy Margins $ $ 1,756218 1,974 $ 1,867301 $ 2,168 $ $ (111) (83) (194) $ $ (0.11) (0.09) (0.20) © PPL Corporation 2014 34

© PPL Corporation 2014

Reconciliation of Year-to-Date
Margins to Operating Income
 Reconciliation of Year- to- Date Margins to Operating Income Twelve Months Ended December 31, 2013 Twelve Months Ended December 31, 2012 ( Millions of Dollar s ) Unregulated Unregulated Kentucky PA Gross Gross Kentucky PA Gross Gross Gross De live r y Energy Operating Gross Delivery Energy Operating Margins Margins Margins Other Income Margins Margins Margins Other Income Operating Revenue s Utility $ 2,976 $ 1,866 $ 2,359 $ 7,201 $ 2,759 $ 1,760 $ 2,289 $ 6,808 PLR intersegment utility revenue ( expense) (51) $ 51 (78) $ 78 Unregulated wholesale energy 3,758 (714) 3,044 4,416 (290) 4,126 Unregulated retail energy 1,019 8 1,027 865 (21) 844 Energy- related businesses 588 588 508 508 Total Operating Revenues 2,976 1,815 4,828 2,241 11,860 2,759 1,682 5,359 2,486 12,286 Operating Expenses Fuel 896 1,045 3 1,944 872 931 34 1,837 Energy purchases 217 588 1,742 (580) 1,967 195 550 2,204 (394) 2,555 Other operation and maintenance 97 82 20 2,626 2,825 101 104 19 2,611 2,835 Loss on lease termination 697 697 Depreciation 5 1,156 1,161 51 1,049 1,100 Taxes, other than income 1 95 37 231 364 91 34 241 366 Energy- related businesses 7 556 563 484 484 Intercompany eliminations (4) 3 1 (3) 3 Total Operating Expenses 1,216 761 2,854 4,690 9,521 1,219 742 3,191 4,025 9,177 Total $ 1,760 $ 1,054 $ 1,974 $ (2,449) $ 2,339 $ 1,540 $ 940 $ 2,168 $ (1,539) $ 3,109 © PPL Corporation 2014 35

© PPL Corporation 2014

Statements contained in this presentation, including statements with respect to future earnings, cash flows, financing, regulation and corporate strategy are "forward-looking statements" within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.
The following are among the important factors that could cause actual results to differ materially from the forward-looking statements:
market demand and prices for energy, capacity and fuel; weather conditions affecting customer energy usage and operating costs;
competition in power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating performance of generating plants and other facilities; the length of scheduled and unscheduled outages at our generating plants; environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; system conditions and operating costs; development of new projects, markets and technologies; performance of new ventures; asset or business acquisitions and dispositions; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices; receipt of necessary government permits, approvals, rate relief and regulatory cost recovery;
capital market conditions and decisions regarding capital structure; the impact of state, federal or foreign investigations applicable to
PPL Corporation and its subsidiaries; the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance;
the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries; political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation, including new tax legislation;
and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation's Form 10-K and other reports on file with the
Securities and Exchange Commission.
Forward-Looking Information Statement

© PPL Corporation 2014

Definitions of Non-GAAP Financial Measures
"Earnings from ongoing operations," also referred to as "ongoing earnings," should not be considered as an alternative to reported earnings, or net income attributable to PPL shareowners, which is an indicator of operating performance determined in accordance with U.S. generally accepted accounting principles (GAAP). PPL believes that "earnings from ongoing operations," although a non-GAAP financial measure, is also useful and meaningful to investors because it provides management's view of PPL's fundamental earnings performance as another criterion in making investment decisions. PPL's management also uses "earnings from ongoing operations" in measuring certain corporate performance goals. Other companies may use different measures to present financial performance.
"Earnings from ongoing operations" is adjusted for the impact of special items. Special items include:
• Adjusted energy-related economic activity (as discussed below).
• Unrealized gains or losses on foreign currency-related economic hedges.
• Gains and losses on sales of assets not in the ordinary course of business.
• Impairment charges (including impairments of securities in the company's nuclear decommissioning trust funds).
• Workforce reduction and other restructuring effects.
• Acquisition-related adjustments.
• Other charges or credits that are, in management's view, not reflective of the company's ongoing operations.
Adjusted energy-related economic activity includes the changes in fair value of positions used to economically hedge a portion of the economic value of the competitive generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged.
Adjusted energy-related economic activity also includes the ineffective portion of qualifying cash flow hedges, the monetization of certain full-
requirement sales contracts and premium amortization associated with options. This economic activity is deferred, with the exception of the full-
requirement sales contracts that were monetized, and included in earnings from ongoing operations over the delivery period of the item that was hedged or upon realization. Management believes that adjusting for such amounts provides a better matching of earnings from ongoing operations to the actual amounts settled for PPL's underlying hedged assets. Please refer to the Notes to the Consolidated Financial Statements and MD&A in PPL Corporation's periodic filings with the Securities and Exchange Commission for additional information on adjusted energy-
related economic activity.
Free cash flow before dividends is derived by deducting capital expenditures, proceeds from the sale of certain assets and other investing activities-net, from cash flow from operations. Free cash flow before dividends should not be considered as an alternative to cash flow from operations, which is determined in accordance with GAAP. PPL believes that free cash flow before dividends, although a non-GAAP measure, is an important measure to both management and investors, as it is an indicator of the company's ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before dividends in a different manner.

© PPL Corporation 2014

Definitions of Non-GAAP Financial Measures
PPL utilizes the following non-GAAP financial measures as indicators of performance for its businesses. These measures are not intended to replace "Operating
Income," which is determined in accordance with GAAP, as an indicator of overall operating performance. Other companies may use different measures to analyze and to report on the results of their operations. Management believes that these measures provide additional criteria to make investment decisions.
These performance measures are used, in conjunction with other information, internally by senior management and PPL's Board of Directors to manage the operations, analyze actual results compared with budget and, in certain cases, to measure certain corporate financial goals used in determining variable compensation.
"Kentucky Gross Margins" is a single financial performance measure of LKE's, LG&E's and KU's electricity generation, transmission and distribution operations as well as LKE's and LG&E's distribution and sale of natural gas. In calculating this measure, fuel and energy purchases are deducted from revenues. In addition, utility revenues and expenses associated with approved cost recovery mechanisms are offset. These mechanisms allow for recovery of certain expenses, returns on capital investments primarily associated with environmental regulations and performance incentives. Certain costs associated with these mechanisms, primarily ECR and DSM, are recorded as "Other operation and maintenance" and "Depreciation." As a result, this measure represents the net revenues from the electric and gas operations.
"Pennsylvania Gross Delivery Margins" is a single financial performance measure of PPL Electric's electric delivery operations, which includes transmission and distribution activities. In calculating this measure, utility revenues and expenses associated with approved recovery mechanisms, including energy provided as a
PLR, are offset with minimal impact on earnings. Costs associated with these mechanisms are recorded in "Energy purchases," "Other operation and maintenance," which is primarily Act 129 costs, and "Taxes, other than income," which is primarily gross receipts tax. This performance measure includes PLR energy purchases by PPL Electric from PPL EnergyPlus, which are reflected in "PLR intersegment utility revenue (expense)." As a result, this measure represents the net revenues from PPL Electric's electric delivery operations.
"Unregulated Gross Energy Margins" is a single financial performance measure of PPL Energy Supply's competitive energy non-trading and trading activities.
Non-trading activities, which include PPL Energy Supply's generation asset and marketing portfolios, are managed on a geographic basis that is aligned with the generation fleet. In calculating this measure, energy revenues, which include operating revenues associated with certain businesses that are classified as discontinued operations, are offset by the cost of fuel, energy purchases, certain other operation and maintenance expenses, primarily ancillary charges, gross receipts tax, which is recorded in "Taxes, other than income," and operating expenses associated with certain Supply segment businesses that are classified as discontinued operations. This performance measure is relevant to PPL due to the volatility in the individual revenue and expense lines on the Statements of
Income that comprise "Unregulated Gross Energy Margins." This volatility stems from a number of factors, including the required netting of certain transactions with ISOs and significant fluctuations in unrealized gains and losses. Such factors could result in gains or losses being recorded in either "Unregulated wholesale energy", "Unregulated retail energy" or "Energy purchases" on the Statements of Income. This performance measure includes PLR revenues from energy sales to PPL Electric by PPL EnergyPlus, which are recorded in "PLR intersegment utility revenue (expense)." "Unregulated Gross Energy Margins"
excludes adjusted energy-related economic activity, which includes the changes in fair value of positions used to economically hedge a portion of the economic value of the competitive generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged. Adjusted energy-related economic activity includes the ineffective portion of qualifying cash flow hedges, the monetization of certain full-requirement sales contracts and premium amortization associated with options. This economic activity is deferred, with the exception of the full-requirement sales contracts that were monetized, and included in
"Unregulated Gross Energy Margins" over the delivery period that was hedged or upon realization.